Principal Funds, Inc.
Supplement dated May 24, 2019
to the Statutory Prospectus dated March 1, 2019
(as supplemented on March 18, 2019, April 3, 2019, April 9, 2019, April 12, 2019,
and April 29, 2019)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

MANAGEMENT OF THE FUNDS
Under Manager of Managers, delete the final paragraph and replace with the following:
The shareholders of each Fund have approved such Fund's reliance on the orders as follows:

Funds	Unaffiliated Order	Wholly-Owned Order	Majority-Owned Order*
California Municipal, SAM Conservative Growth, Tax‑Exempt Bond	X
All Other Funds	X	X	X
*subject to the SEC granting that relief in the future